Exhibit 10.1
AMENDED AND RESTATED CREDIT FACILITY AGREEMENT
AMENDMENT NUMBER 10
     This AMENDED AND RESTATED CREDIT FACILITY AGREEMENT AMENDMENT NUMBER 10 (“Amendment”) is made as of the 15 day of September, 2006, by and among PHOENIX FOOTWEAR GROUP, INC., a corporation formed under the laws of the State of Delaware (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (“Agent”), a New York banking corporation, with offices at 255 East Avenue, Rochester, New York 14604 as administrative agent for the Lenders, and each of the LENDERS (defined in the Agreement described below).
     This Amendment amends the Amended and Restated Credit Facility Agreement (“Credit Agreement”) dated as of August 3, 2005 made between Borrower, the Agent, and the Lenders described therein, as previously amended by Amendment Number 1,2 3, 4, 5, 6, 7,8, 9, and 10.
     1. The definition of “Bridge Loan Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
          “Bridge Loans Maturity Date” means October 13, 2006.
     2. Section 5.3(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
     (a) Borrower shall pay interest to the Lenders on the outstanding principal amount of the Bridge Loans at the LIBOR Interest Rate plus seven percentage points (7.000%). Each LIBOR Rate shall be effective for the applicable Interest Period. Interest on the Bridge Loans shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.
     3. In connection with this Amendment the Borrower agrees to pay to the Bank the Bank’s legal fees in connection herewith.
     4. All other terms of the Credit Agreement shall remain in full force and effect.
     5. Borrower represents and warrants that no Event of Default, or event that with the giving of notice or the passage of time or both would constitute an Event of Default, under the Credit Agreement has occurred and is continuing.
     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.
[Signature Pages Follow]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and on behalf of the Lenders

By:	/s/ John C. Morsch
John C. Morsch
Administrative Vice President

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ Kenneth E. Wolf
Title:	CFO